SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 5, 2008

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2008, ON Semiconductor Corporation (“Company”) announced in a news release its financial performance for the second quarter ended June 27, 2008 and other related material information (“Earnings Release”). A copy of the Company’s Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On August 6, 2008, following the release of the Earnings Release, the Company will hold a live conference call at 8:00 a.m. Eastern time (ET) to discuss its financial performance for the quarter ended June 27, 2008 and other related material information. A copy of the script for this call is attached as Exhibit 99.2 and incorporated by reference. The call script includes certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP are set forth in the Company’s Earnings Release and posted separately on the Investor Relations page of the Company’s website at http://www.onsemi.com. The Company will provide a real-time audio broadcast of the teleconference on the Investor Relations page of its website at http://www.onsemi.com. The re-broadcast of the call will be available at this site approximately one hour following the live broadcast and will continue to be available for approximately 30 days following the conference call. Investors and interested parties can also access the conference call through a telephone call by dialing (888) 546-9664 (U.S./Canada) or (706) 679-4331 (International) and providing the conference ID number of 56464044. The Company will provide a dial-in replay approximately one hour following the live broadcast that will continue through approximately August 13, 2008. Listen to this replay by dialing (800) 642-1687 (U.S./Canada) or (706) 645-9291 (International) and providing the conference ID number of 56464044.

The information under this Item 2.02 of this report, including Exhibits 99.1 and 99.2, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

As noted above on August 5, 2008 and August 6, 2008, respectively, the Company announced in a news release and on a conference call its financial performance for the second quarter ended June 27, 2008. Within the news release and during the call, the Company has made reference to its proposed acquisition of Catalyst Semiconductor, Inc. (“Catalyst”). See below for important information on this proposed acquisition, and Exhibit 99.1 and Exhibit 99.2 for a furnished copy of the Company’s news release and call script, respectively.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, the Company plans to file with the SEC a Registration Statement on Form S-4 containing a Proxy Statement of Catalyst and a Prospectus of the Company, and each of the Company and Catalyst plan to file with the SEC other documents regarding the proposed transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Catalyst. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by the Company and Catalyst through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC from the Company by directing a request to ON Semiconductor Corporation, 5005 East McDowell Road, Phoenix, AZ, 85008, Attention: Investor Relations (telephone: (602) 244-3437) or going to the Company’s corporate website at www.onsemi.com, or from Catalyst by directing a request to Catalyst Semiconductor, Inc., 2975 Stender Way, Santa Clara, CA 95054, Attention: Investor Relations (telephone: (408) 542-1000) or going to Catalyst’s corporate website at www.catsemi.com.

The Company and Catalyst and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K filed with the SEC on February 12, 2008, the Company’s annual proxy statement filed with the SEC on April 4, 2008, and a Current Report on Form 8-K filed by the Company with the SEC on March 17, 2008. Information regarding Catalyst’s directors and executive officers is contained in Catalyst’s annual proxy statement filed with the SEC on August 24, 2007. Additional information regarding the interests of such potential participants will be included in the Proxy Statement/Prospectus and the other relevant documents filed with the SEC (when available).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The below exhibits are furnished as part of this report.

Exhibit No.	Description
99.1	News release for ON Semiconductor Corporation dated August 5, 2008, announcing financial performance for the second quarter ended June 27, 2008

99.2	Conference call script for August 6, 2008 regarding ON Semiconductor Corporation’s financial performance for the second quarter ended June 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: August 5, 2008	By:	/s/ DONALD A. COLVIN
Donald A. Colvin
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description *
99.1	News release for ON Semiconductor Corporation dated August 5, 2008, announcing financial performance for the second quarter ended June 27, 2008

99.2	Conference call script for August 6, 2008 regarding ON Semiconductor Corporation’s financial performance for the second quarter ended June 27, 2008

*	These exhibits are furnished as part of this report.